USAA SMALL CAP STOCK FUND
Fund Shares and Institutional Shares
SUPPLEMENT DATED MARCH 29, 2018
TO THE FUND'S PROSPECTUS
DATED DECEMBER 1, 2017
This Supplement updates certain information contained in the above-dated prospectus for the USAA Small Cap Stock Fund (the Fund). Please review this important information carefully.
On March 1, 2018, the USAA Mutual Funds Trust Board of Trustees approved the termination of Cambiar Investors, LLC (Cambiar), as a subadviser to the Fund. Effective March 29, 2018, as a result of these changes, all references to Cambiar in the Fund’s prospectus hereby are deleted in their entirety.
The table under section “Financial Highlights” found on page 42 hereby is deleted in its entirety and replaced with the following:
USAA SMALL CAP STOCK FUND SHARES
	Year Ended July 31,
	2017	2016	2015	2014	2013
Net asset value at beginning of period	$16.17	$17.77	$18.14	$18.27	$14.15
Income (loss) from investment operations:
Net investment income (loss)	.08	.02	.02	(.01)	.05
Net realized and unrealized gain (loss)	1.99	(.22)	1.63	1.62	4.39
Total from investment operations	2.07	(.20)	1.65	1.61	4.44
Less distributions from:
Net investment income	(.03)	(.05)	(.02)	—	(.04)
Realized capital gains	(.19)	(1.35)	(2.00)	(1.74)	(.28)
Total distributions	(.22)	(1.40)	(2.02)	(1.74)	(.32)
Net asset value at end of period	$18.02	$16.17	$17.77	$18.14	$18.27
Total return (%)*	12.81	(.75)	9.67	8.68	31.94
Net assets at end of period (000)	$658,038	$586,438	$835,256	$709,753	$645,220
Ratios to average net assets:**
Expenses (%)(a)	1.09	1.15	1.15	1.14	1.25
Net investment income (loss) (%)	.42	.18	.06	(.03)	.03
Portfolio turnover (%)	53	52	45	45	55
*	Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
**	For the year ended July 31, 2017, average net assets were $633,442,000.
(a)	Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund’s expenses paid indirectly decreased the expense ratios as follows:

(.00%)†	(.00%)†	(.00%)†	(.01%)	(.00%)†
† Represents less than 0.01% of average net assets.
PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.
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